                                   SELIGMAN
                              --------------------
                                   New Jersey
                              Municipal Fund, Inc.

                                 Mid-Year Report
                                  March 31, 1998

                               Providing Income
                              Free From Regular
                                  Income Tax

To the Shareholders

For the six months ended March 31, 1998, Seligman New Jersey Municipal Fund posted a 3.84% total return based on the net asset value of Class A shares. Throughout the period, the US economy's expansion continued unabated and inflation was virtually nonexistent, supporting the lasting rally in the municipal bond market. As a result, the Fund's investment results improved as the portfolio's bond prices appreciated.

The municipal bond market has also benefited from favorable municipal tax receipts and a reduced fed eral budget deficit. The Federal Reserve Board's decision to maintain current short-term interest rate levels in the period also helped maintain the optimism of municipal market participants. While greater uncertainty regarding the sustainability of the rate of economic growth slightly increased yields in the first calendar quarter of 1998, they remained in a narrow range. Municipal bond issuers took advantage of the market environment and issued a record number of bonds in the first three months of the year, which historically is a slow period for new issuance. The yield on the Bond Buyer 20-Bond General Obligation Index, a benchmark for the municipal bond market, stood at 5.20% on March 31, 1998, having declined from the 5.36% yield on September 30, 1997.

Looking ahead, the ultimate effect of the Asian recession on the US economy remains to be seen. Thus far, the primary effect has been a countering of US inflationary pressures, with the reduced cost of imported goods offsetting the increase in wages caused by the tight US labor market. However, we still anticipate a net slowdown in the rate of economic expansion for the balance of 1998. Nonetheless, while the stock markets may become more volatile as corporate earnings weaken, the outlook for the municipal bond market remains optimistic. A continuation of the positive fundamentals, which characterized the municipal market for the past six months, should support the municipal bond market for the remainder of the year. Further, a decrease in US Treasury bond issuance will likely benefit the municipal bond market, as a reduction in Treasury supply would likely force Treasury yields lower relative to municipal yields.

We thank you for your continued interest in Seligman New Jersey Municipal Fund, and look forward to serving your investment needs in the many years to come. A discussion with your Portfolio Manager and the Fund's portfolio of investments and financial statements follow this letter. The Fund's investment results appear on page 4.

By order of the Board of Directors,


/s/ William Morris
William C. Morris
Chairman

                                          /s/ Brian T. Zino
                                              Brian T. Zino
                                                  President

May 1, 1998

Interview With Your Portfolio Manager,
Thomas G. Moles

Q. What economic and market factors influenced Seligman New Jersey Municipal Fund in the last six months?

A. Seligman New Jersey Municipal Fund ended the first six months of fiscal-year 1998 on a positive note, as declining long-term municipal yields boosted the Fund's net asset value. The rally in the municipal bond market continued throughout the past six months and, by mid-January 1998, positive fundamentals caused long-term municipal yields to fall to the lowest level in 26 years. Soon after, though, the rally stalled due to signs of an increase in the pace of economic growth. Yields rose modestly, but then settled into a narrow trading range for the remainder of the first quarter of 1998. At March 31, long-term municipal yields were a quarter point above the January 1998 lows, but still remained at the lowest level in almost five years.

    Further, in a widely anticipated move, the Federal Reserve Board voted on March 31 to leave the fed funds rate unchanged. Additionally, the minutes of the Fed's February meeting, released on April 2, revealed that the Fed elected to maintain a neutral policy directive, rather than to reinstate a tightening bias. This suggests that the Fed was not overly concerned that economic growth was in imminent danger of exceeding its non-inflationary potential. The Fed's "wait-and-see" posture in the face of robust economic growth suggests that the Fed believes that the impact of the Asian financial crisis could be

A TEAM APPROACH
Seligman New Jersey Municipal Fund is managed by the Seligman Municipals Team, headed by Thomas G. Moles. Mr. Moles is assisted in the management of the Fund by a group of seasoned professionals who are responsible for research and trading consistent with the Fund's investment objective.

Seligman Municipals Team: (from left) Audrey Kuchtyak, Theresa Barion, Debra McGuinness, (seated) Eileen Comerford, Thomas G. Moles (Portfolio Manager)

Interview With Your Portfolio Manager,
Thomas G. Moles

    sufficient to slow the economy and preclude any intervention. Further, while inflation remains at such a favorable rate, the risk of waiting is likely minimal.

Q.  What was your investment strategy?

A. The positive interest rate environment prompted a sharp increase in municipal bond issuance. For the first quarter of 1998, total volume rose 70% versus the same period last year. More specifically, municipal bonds issued for refunding purposes surged a dramatic 136%. (Refunding bonds are issued to retire outstanding, higher-coupon debt. Proceeds from the refunding issue are deposited in an escrow account, generally comprised of government obligations, which provides debt service on the refunded bonds.) Seligman New Jersey Municipal Fund benefited from the supply situation in two ways: First, municipal bond prices were temporarily depressed by the heavy supply. This presented us with an opportunity to purchase bonds at cheaper levels than would have existed during a period of light supply. Second, the increased availability of new issue bonds allowed us to replace older portfolio holdings with shorter call dates, thereby improving the call protection of the Fund.

    Finally, the current economic expansion, now in its eighth year, has contributed to an improvement in the financial condition of the nation's states, cities, and municipalities. Through in-depth credit analysis, we are able to identify those credits most likely to be upgraded by one or more of the nationally recognized rating agencies. We are, therefore, able to purchase bonds prior to an upgrade when its yield reflects the lower rating. Over the past six months, rating upgrades of portfolio holdings significantly outnumbered rating downgrades.

Q.  What is your outlook?

A. We anticipate a continuation of the positive fundamentals that have characterized the municipal market over the past six months. Going forward, stable long-term interest rates, improving credit trends, and attractive real rates of return bode well for the performance of the municipal bond market. Consequently, we remain optimistic regarding the long-term prospects for Seligman New Jersey Municipal Fund.

Performance Overview and Portfolio Summary


INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
For Periods Ended March 31, 1998
                                                                               AVERAGE ANNUAL
                                                              -------------------------------------------------
                                                                                                      CLASS D
                                                                                                       SINCE
                                                    SIX         ONE          FIVE          10        INCEPTION
                                                  MONTHS*      YEAR          YEARS        YEARS       2/1/94
                                                ---------     ------        -------      -------   ------------
CLASS A**
With Sales Charge                                (1.13)%       5.40%         4.93%        7.59%        n/a
Without Sales Charge                              3.84        10.62          5.95         8.11         n/a
CLASS D**
With 1% CDSL                                      2.56         8.85           n/a          n/a         n/a
Without CDSL                                      3.56         9.85           n/a          n/a        4.32%
LEHMAN BROTHERS MUNICIPAL BOND INDEX***           3.89        10.72          6.83         8.34        5.91+



NET ASSET VALUE                                            DIVIDEND, CAPITAL GAIN, AND YIELD INFORMATION
                                                           For Periods Ended March 31, 1998

             3/31/98        9/30/97       3/31/97                     DIVIDENDS 0     CAPITAL GAIN 0     SEC YIELD00
            --------       --------      --------                     -----------     --------------     ------------
CLASS A      $7.59          $7.56         $7.27            CLASS A      $0.174          $0.081              3.96%
CLASS D       7.68           7.64          7.35            CLASS D       0.146           0.081              3.35



HOLDINGS BY MARKET SECTOR++                                MOODY'S/S&P RATINGS++
Revenue Bonds                      84%                     Aaa/AAA                     53%
General Obligation Bonds           16                      Aa/AA                       19
                                                           A/A                         20
                                                           Baa/BBB                      8

WEIGHTED AVERAGE MATURITY        25.1 years

------------------
   *Returns for periods of less than one year are not annualized.
  **Return figures reflect any change in price and assume all distributions within the period are invested in additional shares. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class D shares are calculated with and without the effect of the 1% contingent deferred sales load ("CDSL"), charged on redemptions made within one year of the date of purchase. A portion of the Fund's income may be subject to applicable state and local taxes, and any amount may be subject to the federal alternative minimum tax.
 ***The Lehman Index is an unmanaged index that does not include any fees or sales charges and does not reflect state-specific bond market performance. Investors cannot invest directly in an index.
   +From 1/31/94.
   0Represents per share amount paid or declared for the six months ended March
    31, 1998.
  00Current yield, representing the annualized yield for the 30-day period ended
    March 31, 1998, has been computed in accordance with SEC regulations and will vary.
  ++Percentages based on market values of long-term holdings at March 31, 1998.


Portfolio of Investments
March 31, 1998


   FACE                                                                                             RATINGS+          MARKET
  AMOUNT                                   MUNICIPAL BONDS                                         MOODY'S/S&P        VALUE
----------                               -------------------                                    ----------------  --------------
$2,500,000     Brick Township Municipal Utilities Authority, NJ Rev., 6 1/2% due 12/1/2012          Aaa/AAA          $ 2,754,350
 1,000,000     Camden County, NJ Health Systems Improvement Authority Rev. (Catholic
                  Health East), 5% due 11/15/2028 ......................................            Aaa/AAA              960,590
 3,000,000     Howell Township, NJ GOs, 6.80% due 1/1/2014 .............................            Aaa/AAA            3,291,630
 3,000,000     Middletown, NJ Board of Education School GOs, 5.80% due 8/1/2019 ........            Aaa/AAA            3,167,850
 2,000,000     New Jersey Economic Development Authority Rev. (The Trustees
                  of the Lawrenceville School Project), 5 3/4% due 7/1/2016 ............            Aa2/NR             2,139,860
 3,000,000     New Jersey Economic Development Authority Gas Facilities Rev.
                  (NUI Corporation Project), 5.70% due 6/1/2032* .......................            Aaa/AAA            3,141,150
 2,900,000     New Jersey Economic Development Authority Sewage Facilities Rev.
                  (Anheuser-Busch Project), 5.85% due 12/1/2030* .......................             A1/A+             3,070,955
 1,000,000     New Jersey Economic Development Authority Water Facilities Rev.
                  (Middlesex Water Co. Project), 5.20% due 10/1/2022....................            Aaa/AAA              989,070
 3,000,000     New Jersey Economic Development Authority Water Facilities Rev.
                  (New Jersey American Water Co., Inc.), 5 3/8% due 5/1/2032* ..........            Aaa/AAA            3,025,080
 3,000,000     New Jersey Educational Facilities Financing Authority Rev.
                  (Institute for Advanced Study), 5% due 7/1/2021.......................            Aaa/AA+            2,951,160
 2,500,000     New Jersey Educational Facilities Financing Authority Rev.
                  (Princeton University), 6% due 7/1/2024 ..............................            Aaa/AAA            2,667,075
 1,000,000     New Jersey Health Care Facilities Financing Authority Rev.
                  (St. Clare's Riverside Medical Center), 5 3/4% due 7/1/2014 ..........            Aaa/AAA            1,059,810
 2,500,000     New Jersey Health Care Facilities Financing Authority Rev.
                  (The Medical Center at Princeton), 7% due 7/1/2022 ...................            Aaa/AAA            2,688,500
 3,000,000     New Jersey Health Care Facilities Financing Authority Rev.
                  (Holy Name Hospital), 6% due 7/1/2025 ................................            NR/BBB+            3,146,130
 2,250,000     New Jersey Health Care Facilities Financing Authority Rev. (AHS
                  Hospital Corporation), 5% due 7/1/2027 ...............................            Aaa/AAA            2,175,998
   890,000     New Jersey Housing & Mortgage Finance Agency (Home Mortgage
                  Purchase Rev.),  7 7/8% due 10/1/2016 ................................            Aaa/AAA              910,337
   220,000     New Jersey Housing & Mortgage Finance Agency (Home Buyer Rev.),
                  7.65% due 10/1/2016 ..................................................            Aaa/AAA              229,636

------------------
+  Ratings have not been audited by Deloitte & Touche LLP.
*  Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.


Portfolio of Investments
March 31, 1998


   FACE                                                                                             RATINGS+          MARKET
  AMOUNT                                   MUNICIPAL BONDS                                         MOODY'S/S&P        VALUE
----------                               -------------------                                    ----------------  --------------
$1,500,000     New Jersey Housing & Mortgage Finance Agency (Home Buyer Rev.),
                  6% due 10/1/2021* ....................................................            Aaa/AAA          $ 1,575,195
 1,000,000     New Jersey Housing & Mortgage Finance Agency (Home Buyer Rev.),
                  5 3/8% due 4/1/2025* .................................................            Aaa/AAA            1,000,590
   335,000     New Jersey Housing & Mortgage Finance Agency (Home Buyer Rev.),
                  7.70% due 10/1/2029* .................................................            Aaa/AAA              350,266
 3,000,000     New Jersey State GOs, 5 5/8% due 7/15/2015 ..............................            Aa1/AA+            3,185,040
   340,000     New Jersey Wastewater Treatment Trust Loan Rev., 7 1/4% due 5/15/2006 ...            Aa1/AA               348,095
   420,000     New Jersey Wastewater Treatment Trust Loan Rev., 7 1/4% due 5/15/2007 ...            Aa1/AA               429,983
    10,000     New Jersey Wastewater Treatment Trust Loan Rev., 7 3/8% due 5/15/2007 ...            Aaa/AAA               10,242
 3,000,000     Port Authority of New York & New Jersey Consolidated Rev.,
                  5 3/4% due 6/15/2030 .................................................            A1/AA-             3,142,500
 2,000,000     Puerto Rico Highway & Transportation Authority Rev., 5 1/2% due 7/1/2036.            Baa1/A             2,089,260
 3,200,000     Rutgers State University, NJ, 5.20% due 5/1/2027.........................            A1/AA              3,210,560
 2,500,000     Salem County, NJ Improvement Authority Rev. (Correctional Facility
                  & Courthouse Annex), 5.70% due 5/1/2017 ..............................            Aaa/AAA            2,609,250
 2,500,000     Salem County, NJ Pollution Control Financing Authority Waste Disposal Rev.
                  (E. I. duPont de Nemours & Co.), 6 1/8% due 7/15/2022* ...............            Aa3/AA-            2,667,600
 1,750,000     South Jersey Port Corporation, NJ Marine Terminal Rev., 6 7/8% due 1/1/2020           NR/A+             1,780,048
 1,250,000     South Jersey Port Corporation, NJ Marine Terminal Rev., 5.60% due 1/1/2023            NR/A+             1,273,562
                                                                                                                     -----------
TOTAL MUNICIPAL BONDS (Cost $58,477,722)--99.2% .......................................................               62,041,372

OTHER ASSETS LESS LIABILITIES--0.8% ...................................................................                  528,442
                                                                                                                     -----------
NET ASSETS--100.0% ....................................................................................              $62,569,814
                                                                                                                     ===========

------------------
+  Ratings have not been audited by Deloitte & Touche LLP.
*  Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.


Statement of Assets and Liabilities
March 31, 1998


ASSETS:
Investments, at value:
   Long-term holdings (Cost $58,477,722) ..........................................        $62,041,372
Cash ..............................................................................             67,926
Interest receivable ...............................................................          1,053,726
Receivable for Capital Stock sold .................................................             19,046
Expenses prepaid to shareholder service agent .....................................              8,762
Other .............................................................................              5,412
                                                                                           -----------
TOTAL ASSETS ......................................................................         63,196,244
                                                                                           -----------
LIABILITIES:
Payable for Capital Stock repurchased .............................................            391,172
Dividends payable .................................................................            108,854
Accrued expenses, taxes, and other ................................................            126,404
                                                                                           -----------
TOTAL LIABILITIES .................................................................            626,430
                                                                                           -----------
NET ASSETS ........................................................................        $62,569,814
                                                                                           ===========
COMPOSITION OF NET ASSETS:
Capital Stock, at par ($.001 par value; 100,000,000 shares authorized; 8,236,036 shares outstanding):
   Class A ........................................................................        $     7,989
   Class D ........................................................................                247
Additional paid-in capital ........................................................         58,591,368
Undistributed net realized gain ...................................................            406,560
Net unrealized appreciation of investments ........................................          3,563,650
                                                                                           -----------
NET ASSETS ........................................................................        $62,569,814
                                                                                           ===========
NET ASSET VALUE PER SHARE:
CLASS A ($60,671,895 / 7,988,936 shares) ..........................................              $7.59
                                                                                                 =====
CLASS D ($1,897,919 / 247,100 shares) .............................................              $7.68
                                                                                                 =====

------------------
See Notes to Financial Statements.

Statement of Operations
For the Six Months Ended March 31, 1998


INVESTMENT INCOME:

INTEREST ...................................................................................        $1,793,093

EXPENSES:
Management fee ................................................                     $159,142
Distribution and service fees .................................                       76,531
Shareholder account services ..................................                       44,726
Auditing and legal fees .......................................                       18,956
Shareholder reports and communications ........................                       10,647
Registration ..................................................                        7,039
Custody and related services ..................................                        5,405
Directors' fees and expenses ..................................                        4,198
Miscellaneous .................................................                        2,186
                                                                                    --------
TOTAL EXPENSES .............................................................................           328,830
                                                                                                    ----------
NET INVESTMENT INCOME ......................................................................         1,464,263

NET REALIZED AND UNREALIZED
GAIN ON INVESTMENTS:
Net realized gain on investments ..............................                      453,966
Net change in unrealized appreciation of investments ..........                      527,515
                                                                                    --------
NET GAIN ON INVESTMENTS ....................................................................           981,481
                                                                                                    ----------
INCREASE IN NET ASSETS FROM OPERATIONS .....................................................        $2,445,744
                                                                                                    =========

------------------
See Notes to Financial Statements.

Statements of Changes in Net Assets


                                                                                       SIX MONTHS            YEAR
                                                                                          ENDED              ENDED
                                                                                         3/31/98            9/30/97
OPERATIONS:                                                                          --------------     ---------------
Net investment income ......................................................          $1,464,263           $3,190,601
Net realized gain on investments ...........................................             453,966              640,851
Net change in unrealized appreciation of investments .......................             527,515            1,107,067
                                                                                      ----------           ----------
INCREASE IN NET ASSETS FROM OPERATIONS .....................................           2,445,744            4,938,519
                                                                                      ----------           ----------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
   Class A .................................................................          (1,433,219)          (3,147,677)
   Class D .................................................................             (31,044)             (42,924)
Net realized gain on investments:
   Class A .................................................................            (662,511)          (2,166,159)
   Class D .................................................................             (13,845)             (33,218)
                                                                                      ----------           ----------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS ..................................          (2,140,619)          (5,389,978)
                                                                                      ----------           ----------



                                                             SHARES
                                                 --------------------------------
                                                 SIX MONTHS             YEAR
                                                    ENDED               ENDED
                                                   3/31/98             9/30/97
CAPITAL SHARE TRANSACTIONS:                      -------------      --------------
Net proceeds from sale of shares:
   Class A ..................................       184,461              945,721                1,399,308          7,009,688
   Class D ..................................        12,693               63,366                   97,658            479,673
Shares issued in payment of dividends:
   Class A ..................................       108,844              243,739                  825,164          1,811,306
   Class D ..................................         3,034                4,274                   23,297             32,136
Exchanged from associated Funds:
   Class A ..................................       170,354              411,620                1,293,521          3,035,982
   Class D ..................................        69,441                2,882                  533,626             22,069
Shares issued in payment of gain distributions:
   Class A ..................................        66,337              215,373                  496,199          1,595,916
   Class D ..................................         1,655                3,939                   12,516             29,503
                                                    -------            ---------              -----------        -----------
Total .......................................       616,819            1,890,914                4,681,289         14,016,273
                                                    -------            ---------              -----------        -----------
Cost of shares repurchased:
   Class A ..................................      (523,943)          (1,964,212)              (3,972,738)       (14,557,171)
   Class D ..................................        (7,429)             (54,046)                 (57,013)          (408,164)
Exchanged into associated Funds:
   Class A ..................................      (298,256)            (290,897)              (2,265,581)        (2,146,414)
   Class D ..................................            --               (2,553)                      --            (19,210)
                                                    -------            ---------              -----------        -----------
Total .......................................      (829,628)          (2,311,708)              (6,295,332)       (17,130,959)
                                                    -------            ---------              -----------        -----------
DECREASE IN NET ASSETS FROM CAPITAL
SHARE TRANSACTIONS ..........................      (212,809)            (420,794)              (1,614,043)        (3,114,686)
                                                    -------            ---------              -----------        -----------
                                                    -------            ---------
DECREASE IN NET ASSETS .........................................................               (1,308,918)        (3,566,145)

NET ASSETS:
Beginning of period ............................................................               63,878,732         67,444,877
                                                                                              -----------        -----------
END OF PERIOD ..................................................................              $62,569,814        $63,878,732
                                                                                              ===========        ===========

------------------
See Notes to Financial Statements.

Notes to Financial Statements

1. MULTIPLE CLASSES OF SHARES -- Seligman New Jersey Municipal Fund, Inc. (the "Fund") offers two classes of shares. All shares existing prior to February 1, 1994, the commencement date of Class D shares, were classified as Class A shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales load ("CDSL") of 1% on redemptions within 18 months of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSL of 1% imposed on redemptions made within one year of purchase. The two classes of shares represent interests in the same portfolio of investments, have the same rights, and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

A. SECURITY VALUATION -- All municipal securities and other short-term holdings maturing in more than 60 days are valued based upon quotations provided by an independent pricing service or, in their absence, at fair value determined in accordance with procedures approved by the Board of Directors. Short-term holdings maturing in 60 days or less are generally valued at amortized cost.

B. FEDERAL TAXES -- There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Interest income is recorded on the accrual basis. The Fund amortizes original issue discounts and premiums paid on purchases of portfolio securities. Discounts other than original issue discounts are not amortized.

D. MULTIPLE CLASS ALLOCATIONS -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of the shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the six months ended March
   31, 1998, distribution and service fees were the only class-specific expenses.

E. DISTRIBUTIONS TO SHAREHOLDERS -- Dividends are declared daily and paid monthly. Other distributions paid by the Fund are recorded on the ex-dividend date. The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund.

3. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding short-term investments, for the six months ended March 31, 1998, amounted to $10,702,815 and $12,194,562, respectively.

Notes to Financial Statements

   At March 31, 1998, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of investments amounted to $3,576,960 and $13,310, respectively.

4. MANAGEMENT FEE, ADMINISTRATIVE SERVICES, AND OTHER TRANSACTIONS -- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager, is paid by the Manager. The Manager's fee, calculated daily and payable monthly, is equal to 0.50% per annum of the Fund's average daily net assets.

   Seligman Financial Services, Inc. (the "Distributor"), agent for the distribution of the Fund's shares and an affiliate of the Manager, received concessions of $5,058 for sales of Class A shares, after commissions of $36,421 paid to dealers.

   The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the six months ended March 31, 1998, fees incurred aggregated $68,446, or 0.22% per annum of the average daily net assets of Class A shares.

   Under the Plan, with respect to Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class D shares for which the organizations are responsible; and fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan. For the six months ended March 31, 1998, fees incurred under the Plan amounted to $8,085, or 1% per annum of the average daily net assets of Class D shares.

   The Distributor is entitled to retain any CDSL imposed on redemptions of Class D shares occurring within one year of purchase and on certain redemptions of Class A shares occurring within 18 months of purchase. For the six months ended March 31, 1998, such charges amounted to $121.

   Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the six months ended March 31, 1998, Seligman Services, Inc. received commissions of $157 for sales of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $4,919, pursuant to the Plan.

   Seligman Data Corp., which is owned by certain associated investment companies, charged at cost $44,726 for shareholder account services.

   Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

   The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings accrued thereon is included in directors' fees and expenses, and the accumulated balance thereof at March 31, 1998, of $42,603 is included in other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

Financial Highlights

   The Fund's financial highlights are presented below. "Per share operating performance" data is designed to allow investors to trace the operating performance of each Class, on a per share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per share amounts, based on average shares outstanding.

   "Total return based on net asset value" measures each Class's performance assuming that investors purchased Fund shares at net asset value as of the beginning of the period, invested dividends and capital gains paid at net asset value, and then sold their shares at the net asset value on the last day of the period. The total return computations do not reflect any sales charges investors may incur in purchasing or selling shares of the Fund. Total returns for periods of less than one year are not annualized.


                                                                                     CLASS A
                                                           ------------------------------------------------------------
                                                              SIX
                                                             MONTHS
                                                             ENDED                YEAR ENDED SEPTEMBER 30,
                                                                       ------------------------------------------------
                                                            3/31/98     1997      1996      1995       1994      1993
                                                           ---------   -------   -------   -------    -------   -------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ..................      $7.56      $7.60     $7.59     $7.40      $8.24     $7.74
                                                             -----      -----     -----     -----      -----     -----
Net investment income .................................       0.17       0.36      0.39      0.39       0.41      0.42
Net realized and unrealized investment gain (loss) ....       0.11       0.21      0.01      0.29      (0.74)     0.61
                                                             -----      -----     -----     -----      -----     -----
INCREASE (DECREASE) FROM INVESTMENT OPERATIONS ........       0.28       0.57      0.40      0.68      (0.33)     1.03
Dividends paid or declared ............................      (0.17)     (0.36)    (0.39)    (0.39)     (0.41)    (0.42)
Distributions from net gain realized ..................      (0.08)     (0.25)       --     (0.10)     (0.10)    (0.11)
                                                             -----      -----     -----     -----      -----     -----
NET INCREASE (DECREASE) IN NET ASSET VALUE ............       0.03      (0.04)     0.01      0.19      (0.84)     0.50
                                                             -----      -----     -----     -----      -----     -----
NET ASSET VALUE, END OF PERIOD ........................      $7.59      $7.56     $7.60     $7.59      $7.40     $8.24
                                                             =====      =====     =====     =====      =====     =====

TOTAL RETURN BASED ON NET ASSET VALUE:                        3.84%      7.96%     5.37%     9.77%     (4.25)%   14.02%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets ........................       1.01%+     1.06%     1.02%     1.01%      0.90%     0.86%
Net investment income to average net assets ...........       4.62%+     4.90%     5.06%     5.29%      5.24%     5.37%
Portfolio turnover ....................................      16.92%     20.22%    25.65%     4.66%     12.13%    15.90%
NET ASSETS, END OF PERIOD (000s omitted) ..............     $60,672    $62,597   $66,293   $73,561    $73,942   $82,447
Without management fee waiver:**
   Net investment income per share ....................                                      $0.39      $0.40     $0.40
   Ratios:
   Expenses to average net assets .....................                                      1.06%      1.07%     1.11%
   Net investment income to average net assets ........                                      5.24%      5.07%     5.12%


------------------
See footnotes on page 13.

Financial Highlights


                                                                                     CLASS D
                                                           ------------------------------------------------------------
                                                             SIX
                                                            MONTHS          YEAR ENDED SEPTEMBER 30,             2/1/94*
                                                             ENDED      ---------------------------------          TO
                                                            3/31/98      1997         1996          1995        9/30/94
                                                           --------     -------      ------        ------      --------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ...................    $7.64        $7.68        $7.67         $7.48       $8.14
                                                            -----        -----        -----         -----       -----
Net investment income ..................................     0.15         0.31         0.33          0.33        0.23
Net realized and unrealized investment gain (loss) .....     0.12         0.21         0.01          0.29       (0.66)
                                                            -----        -----        -----         -----       -----
INCREASE (DECREASE) FROM INVESTMENT OPERATIONS .........     0.27         0.52         0.34          0.62       (0.43)
Dividends paid or declared .............................    (0.15)       (0.31)       (0.33)        (0.33)      (0.23)
Distributions from net gain realized ...................    (0.08)       (0.25)          --         (0.10)         --
                                                            -----        -----        -----         -----       -----
NET INCREASE (DECREASE) IN NET ASSET VALUE .............     0.04        (0.04)        0.01          0.19       (0.66)
                                                            -----        -----        -----         -----       -----
NET ASSET VALUE, END OF PERIOD .........................    $7.68        $7.64        $7.68         $7.67       $7.48
                                                            =====        =====        =====         =====       =====
TOTAL RETURN BASED ON NET ASSET VALUE:                       3.56%        7.10%        4.56%         8.79%      (5.47)%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets .........................     1.79%+       1.83%        1.79%         1.89%       1.75%+
Net investment income to average net assets ............     3.84%+       4.13%        4.29%         4.45%       4.37%+
Portfolio turnover .....................................    16.92%       20.22%       25.65%         4.66%      12.13%++
NET ASSETS, END OF PERIOD (000s omitted) ...............    $1,898       $1,282       $1,152        $1,190        $986
Without management fee waiver:**
   Net investment income per share .....................                                             $0.33       $0.22
   Ratios:
   Expenses to average net assets ......................                                             1.94%       1.87%+
   Net investment income to average net assets .........                                             4.40%       4.25%+

------------------
 * Commencement of offering of Class D shares.
** During the periods stated, the Manager, at its discretion, waived a portion of its fees.
 + Annualized.
++ For the year ended September 30, 1994.


See Notes to Financial Statements.

Report of Independent Auditors

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
SELIGMAN NEW JERSEY MUNICIPAL FUND, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman New Jersey Municipal Fund, Inc. as of March 31, 1998, the related statements of operations for the six months then ended and of changes in net assets for the six months then ended and for the year ended September 30, 1997, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confir mation of securities owned as of March 31, 1998 by correspondence with the Fund's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Seligman New Jersey Municipal Fund, Inc. as of March 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

/s/DELOITTE & TOUCHE LLP
New York, New York
May 1, 1998

Board of Directors

JOHN R. GALVIN 2
Dean, Fletcher School of Law and Diplomacy
   at Tufts University
Director, Raytheon Company

ALICE S. ILCHMAN 3
President, Sarah Lawrence College
Trustee, Committee for Economic Development
Chairman, The Rockefeller Foundation

FRANK A. MCPHERSON 2
Director, Kimberly-Clark Corporation
Director, Baptist Medical Center

JOHN E. MEROW
Retired Chairman and Senior Partner,
   Sullivan & Cromwell, Law Firm
Director, Commonwealth Industries, Inc.
Trustee, The New York and Presbyterian Hospital

BETSY S. MICHEL 2
Trustee, The Geraldine R. Dodge Foundation
Chairman of the Board of Trustees, St. George's School

WILLIAM C. MORRIS 1
Chairman
Chairman of the Board, J. & W. Seligman & Co.
   Incorporated
Chairman, Carbo Ceramics Inc.
Director, Kerr-McGee Corporation

JAMES C. PITNEY 3
Retired Partner, Pitney, Hardin, Kipp & Szuch,
   Law Firm


JAMES Q. RIORDAN 3
Director, The Brooklyn Union Gas Company
Trustee, Committee for Economic Development
Director, Public Broadcasting Service

RICHARD R. SCHMALTZ 1
Managing Director, J. & W. Seligman & Co.
   Incorporated
Trustee Emeritus, Colby College

ROBERT L. SHAFER 3
Retired Vice President, Pfizer Inc.

JAMES N. WHITSON 2
Director and Consultant, Sammons Enterprises, Inc.
Director, CommScope, Inc.
Director, C-SPAN

BRIAN T. ZINO 1
President
President, J. & W. Seligman & Co. Incorporated
Chairman, Seligman Data Corp.

Director Emeritus
FRED E. BROWN
Director and Consultant, J. & W. Seligman & Co. Incorporated

----------------
Member: 1 Executive Committee
        2 Audit Committee
        3 Director Nominating Committee

Executive Officers

WILLIAM C. MORRIS
Chairman

BRIAN T. ZINO
President

THOMAS G. MOLES
Vice President

LAWRENCE P. VOGEL
Vice President

THOMAS G. ROSE
Treasurer

FRANK J. NASTA
Secretary

FOR MORE INFORMATION

MANAGER
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY 10017

GENERAL COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
Deloitte & Touche LLP

GENERAL DISTRIBUTOR
Seligman Financial Services, Inc.
100 Park Avenue
New York, NY 10017

SHAREHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

IMPORTANT TELEPHONE NUMBERS
(800) 221-2450     Shareholder Services
(212) 682-7600     Outside the
                   Continental
                   United States
(800) 622-4597     24-Hour
                   Automated
                   Telephone
                   Access Service

Glossary of Financial Terms

CAPITAL GAIN DISTRIBUTION -- A payment to mutual fund shareholders of profits realized on the sale of securities in the fund's portfolio. For tax purposes, these profits may be taxed at different rates, primarily depending upon the length of time the securities were owned by the fund.

CAPITAL APPRECIATION/DEPRECIATION -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

COMPOUNDING -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

CONTINGENT DEFERRED SALES LOAD (CDSL) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund (the CDSL expires after a fixed time period).

DIVIDEND -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

DIVIDEND YIELD -- A measurement of a fund's dividend as a percentage of the maximum offering price.

EXPENSE RATIO -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

INVESTMENT OBJECTIVE -- The shared investment goal of a fund and its shareholders.

MANAGEMENT FEE -- The amount paid by a mutual fund to its investment advisor(s).

MULTIPLE CLASSES OF SHARES -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

NET ASSET VALUE (NAV) PER SHARE -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

OFFERING PRICE (OP) -- The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

PORTFOLIO TURNOVER -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

PROSPECTUS -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund's investment objective and policies, services, investment restrictions, officers and directors, how shares are bought and redeemed, fund fees and other charges, and the fund's financial statements.

SEC YIELD -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

SECURITIES AND EXCHANGE COMMISSION -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

STATEMENT OF ADDITIONAL INFORMATION -- A document that contains updated or more detailed information about a mutual fund and that supplements the prospectus. It is available at no charge upon request.

TOTAL RETURN -- A measure of a fund's performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The Average Annual Total Return represents the average annual compounded rate of return for the periods presented.

YIELD ON SECURITIES -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.

----------
Adapted from the Investment Company Institute's 1997 Mutual Fund Fact Book.

                      SELIGMAN FINANCIAL SERVICES, INC.
                               an affiliate of

                            J. & W. SELIGMAN & CO.
                                 INCORPORATED
                               ESTABLISHED 1864

This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of Seligman New Jersey Municipal
Fund, Inc., which contains information about the sales charges, management fee, and other costs. Please read the prospectus carefully before investing or sending money.

                                                 TECNJ3 3/98